CSFB05-10G6AR2 - Price/Yield - 6A3

Balance	$8,590,000.00	Delay	24	WAC	6	WAM	358
Coupon	5.75	Dated	10/1/2005	NET	5.5	WALA	2
Settle	10/31/2005	First Payment	11/25/2005

Price	1	2	3	4	5	6	7	8	9	10
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
98-00.00	6.173	6.253	6.361	6.518	6.754	7.045	7.228	7.394	7.549	7.697
98-08.00	6.117	6.184	6.275	6.406	6.605	6.851	7.005	7.145	7.275	7.399
98-16.00	6.061	6.115	6.189	6.296	6.458	6.657	6.783	6.897	7.003	7.104
98-24.00	6.006	6.047	6.104	6.186	6.311	6.465	6.562	6.650	6.732	6.809
99-00.00	5.951	5.980	6.020	6.078	6.165	6.274	6.342	6.404	6.462	6.517
99-08.00	5.896	5.913	5.936	5.970	6.021	6.084	6.124	6.160	6.193	6.225
99-16.00	5.841	5.846	5.853	5.862	5.877	5.895	5.906	5.917	5.926	5.935
99-24.00	5.787	5.780	5.770	5.756	5.734	5.707	5.690	5.675	5.661	5.647
100-00.00	5.733	5.714	5.688	5.650	5.592	5.520	5.475	5.434	5.396	5.360
100-08.00	5.679	5.649	5.606	5.545	5.451	5.333	5.261	5.195	5.133	5.075
100-16.00	5.626	5.584	5.525	5.441	5.311	5.148	5.048	4.956	4.871	4.791
100-24.00	5.573	5.519	5.445	5.337	5.172	4.964	4.835	4.719	4.611	4.508
101-00.00	5.521	5.455	5.365	5.234	5.034	4.780	4.624	4.483	4.351	4.227
101-08.00	5.468	5.391	5.285	5.132	4.896	4.598	4.414	4.248	4.093	3.947
101-16.00	5.416	5.328	5.206	5.031	4.760	4.416	4.205	4.015	3.837	3.668
101-24.00	5.365	5.265	5.128	4.930	4.624	4.236	3.997	3.782	3.581	3.391
102-00.00	5.313	5.202	5.050	4.830	4.490	4.056	3.790	3.551	3.327	3.116

Spread @ Center Price	135	138	138	137	134	131	128	126	123	120
WAL	6.64	5.23	4.01	2.95	2.05	1.46	1.25	1.11	1.01	0.92
Mod Durn	4.63	3.79	3.04	2.36	1.76	1.33	1.16	1.04	0.94	0.87
Principal Window	~Nov05 - Apr25	~Nov05 - Oct23	~Nov05 - Feb22	~Nov05 - May20	~Nov05 - Feb18	Nov05 - Aug10	Nov05 - Jun09	Nov05 - Oct08	Nov05 - May08	Nov05 - Jan08

Prepay	11 CPR	12 CPR	13 CPR	14 CPR	15 CPR	16 CPR	17 CPR	18 CPR	19 CPR	20 CPR

Treasury	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 4.118 4.251 4.277 4.329 4.473 4.694

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G6AR2 - Price/Yield - 6A4

Balance	$1,410,000.00	Delay	24	WAC	6	WAM	358
Coupon	5.75	Dated	10/1/2005	NET	5.5	WALA	2
Settle	10/31/2005	First Payment	11/25/2005

Price	1	2	3	4	5	6	7	8	9	10
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
98-00.00	5.949	5.952	5.956	5.962	5.970	5.993	6.069	6.301	6.395	6.481
98-08.00	5.928	5.931	5.935	5.940	5.946	5.965	6.029	6.225	6.304	6.376
98-16.00	5.908	5.910	5.913	5.917	5.923	5.938	5.990	6.149	6.214	6.273
98-24.00	5.888	5.889	5.892	5.895	5.899	5.911	5.951	6.074	6.124	6.169
99-00.00	5.867	5.869	5.870	5.872	5.875	5.884	5.912	5.999	6.034	6.066
99-08.00	5.847	5.848	5.849	5.850	5.852	5.857	5.873	5.924	5.944	5.963
99-16.00	5.827	5.828	5.828	5.828	5.829	5.830	5.835	5.849	5.855	5.860
99-24.00	5.807	5.807	5.807	5.806	5.805	5.803	5.796	5.775	5.766	5.758
100-00.00	5.788	5.787	5.786	5.784	5.782	5.777	5.758	5.701	5.678	5.656
100-08.00	5.768	5.766	5.765	5.762	5.759	5.750	5.720	5.627	5.589	5.555
100-16.00	5.748	5.746	5.744	5.741	5.736	5.724	5.682	5.553	5.501	5.454
100-24.00	5.728	5.726	5.723	5.719	5.713	5.697	5.645	5.479	5.413	5.353
101-00.00	5.709	5.706	5.702	5.697	5.690	5.671	5.607	5.406	5.326	5.252
101-08.00	5.689	5.686	5.681	5.676	5.668	5.645	5.570	5.333	5.238	5.152
101-16.00	5.670	5.666	5.661	5.654	5.645	5.619	5.532	5.260	5.151	5.052
101-24.00	5.650	5.646	5.640	5.633	5.622	5.593	5.495	5.188	5.065	4.952
102-00.00	5.631	5.626	5.620	5.611	5.600	5.567	5.459	5.115	4.978	4.853

Spread @ Center Price	112	114	115	117	119	123	129	140	139	138
WAL	23.55	22.36	21.06	19.62	17.94	14.94	9.81	3.85	3.16	2.71
Mod Durn	12.54	12.21	11.82	11.35	10.75	9.35	6.53	3.36	2.81	2.45
Principal Window	Apr25 - Aug35	Oct23 - Aug35	Feb22 - Aug35	May20 - Aug35	Feb18 - Aug35	~Aug10 - Aug35	~Jun09 - Aug35	Oct08 - Jan11	May08 - Sep09	Jan08 - Jan09

Prepay	11 CPR	12 CPR	13 CPR	14 CPR	15 CPR	16 CPR	17 CPR	18 CPR	19 CPR	20 CPR

Treasury	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 4.118 4.251 4.277 4.329 4.473 4.694

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.